SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): December 15, 1999


                     ProHealth Medical Technologies, Inc.
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            (Exact name of registrant as specified in its charter)


             Nevada                   2-90519               59-2262718
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        (State or other             (Commission            (IRS Employer
  Jurisdiction of incorporation)    File Number)         Identification No.)


 1200 Chester Industrial Parkway, Avon, Ohio                 4011-1081
 -------------------------------------------                 ---------
   Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code: (440) 934-0260
                                                          -----------------

                            DCC Acquisition Corp.
                                211 West Wall
                              Midland, TX 79701

        (Former name or former address, if changed since last report.)





ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Prior to the Company's acquisition of ProHealth and STL on November 1, 1999, the Company utilized the services of S.W. Hatfield, C.P.A., formerly S.W. Hatfield & Associates, as the Company's independent auditor. After those acquisitions, the Company decided to utilize the services of Wrabel & Company, ProHeath's existing accountants, because that firm was familiar with the operations of the Company's new operating subsidiary. S.W. Hatfield then resigned as the Company's auditor in a letter dated December 15, 1999. The Company's Board of Directors approved the change in accountants.

           Except as set forth below, S.W. Hatfield's reports on the Company's financial statements for the years ended December 31, 1998 and 1997 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. The report dated January 25, 1999 on the financial statements for the years ended December 31, 1998, 1997 and 1996 which was contained in the Company's Annual Report on Form 10KSB for the year ended December 31, 1998 contained the following two paragraphs regarding a going concern qualification and a change in the previously released financial statements for the years ended December 31, 1998, 1997 and 1996.

           The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has no viable operations or significant assets and is dependent upon significant shareholders to provide sufficient working capital to maintain the integrity of the corporate entity. These circumstances create substantial doubt about the Company's ability to continue as a going concern and are discussed in Note A. The financial statements do not contain any adjustments that might result from the outcome of these uncertainties.

           On February 8, 1999, the Company filed a Form 8-K/A with the US Securities and Exchange Commission noting that on August 10, 1998, current management of the Company learned that 500,000 shares of common stock had been illegally issued in years prior to 1996 and was canceled as issued and outstanding on the discovery date (see Note C). Accordingly, we withdraw our opinion dated February 20, 1998 and it is replaced by this document accompanying the revised financial statements of the Company as of and for the years ended December 31, 1997 and 1996. No reliance should be placed on our opinion dated February 20, 1998.

           During the years ended December 31, 1998 and 1997 and the subsequent interim period through December 15, 1999, the Company has had no disagreements with S.W. Hatfield on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved in favor of S.W. Hatfield would have caused them to make reference to the subject matter of the disagreement with their report.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

           (c) EXHIBIT

           16.1 Letter of S.W. Hatfield re: Change in certifying accountants


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PROHEALTH MEDICAL TECHNOLOGIES, INC.

Date:  January    , 2000             By:
               ---                      --------------------------------
                                          Dr. Robert Wolf, President